Exhibit 10.2

FORM OF WAIVER AND AMENDMENT NO. 1 TO SUBSCRIPTION AGREEMENT

THIS WAIVER AND AMENDMENT NO. 1 TO SUBSCRIPTION AGREEMENT (this “Amendment”) to that certain Subscription Agreement, dated as of October 6, 2021 (the “Subscription Agreement”), by and among the undersigned subscriber (the “Subscriber”), FirstMark Horizon Acquisition Corp., a Delaware corporation (the “Company”), and Starry Group Holdings, Inc. (f/k/a Starry Holdings, Inc.), a Delaware corporation (“Holdings”), is made as of March [ • ], 2022 by and among the Subscriber, the Company and Holdings. Capitalized terms used, but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Subscription Agreement.

WHEREAS, in accordance with Section 9(h) of the Subscription Agreement, the terms of the Subscription Agreement may be amended or waived only by an instrument in writing, signed by each of the parties thereto;

WHEREAS, the obligation of the Subscriber to consummate the Closing is subject to the satisfaction or waiver in writing by the Subscriber of the conditions, among others, that (i) the Transaction Agreement shall not have been amended, modified or waived by the Company in a manner that would reasonably be expected to materially adversely affect the economic benefits that the Subscriber would reasonably expect to receive under the Subscription Agreement without the Subscriber’s prior written consent (the “MA Waiver Condition”) and (ii) the closing of the offering of the Convertible Notes shall occur substantially concurrently with the Closing (the “Note Condition”);

WHEREAS, the parties to the Transaction Agreement have acknowledged and agreed that the transactions contemplated by the Note Subscription Agreements (the “Note Financing”) shall not be consummated and have waived any rights such parties may have relating thereto under the Transaction Agreement (the “Note Waiver”);

WHEREAS, Section 9.03(e) of the Transaction Agreement provides that the obligation of Holdings and Starry, Inc., a Delaware corporation (“Starry Inc.”), to consummate the Mergers (as defined in the Transaction Agreement) is subject to the satisfaction or waiver by Starry Inc. of the condition that the Closing Surviving Corporation Cash (as defined in the Transaction Agreement) equal or exceed $300,000,000 (the “Minimum Cash Condition”);

WHEREAS, Starry Inc. (on behalf of itself and Holdings) has waived the Minimum Cash Condition (the “Minimum Cash Waiver”);

WHEREAS, the parties to the Transaction Agreement have acknowledged and agreed that the Subject Indebtedness (as defined in the Transaction Agreement) will not be repaid in connection with the consummation of the Mergers and have waived any rights such parties may have relating thereto under the Transaction Agreement, including any condition to such party’s obligation to consummate the Mergers relating thereto and any other parties’ compliance with or performance of the covenants in the Transaction Agreement relating to the payoff or extinguishment of the Subject Indebtedness (the “Indebtedness Payoff Waiver”);

WHEREAS, the Company and Holdings entered into certain Non-Redemption Agreements with shareholders of the Company pursuant to which (i) such shareholders agreed not to redeem their shares of Class A common stock of the Company and (ii) Holdings agreed to issue such investors an aggregate of 422,108 Class A Common Shares (the “NRA Issuances”); and

WHEREAS, Subscriber, Company and Holdings desire to amend and waive certain terms of the Subscription Agreement in accordance with this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment.

(a) The “Per Share Price” definition, and the “Price Per Subscribed Share” listed on the signature page of the Subscription Agreement, is hereby amended such that the purchase price per share is decreased to $7.50 per share from $10.00 per share.

(b) The Recitals of the Subscription Agreement are hereby amended such that the aggregate number of Class A Common Shares to be sold pursuant to the Subscription Agreement and the Other Subscription Agreements (which such Other Subscription Agreements shall be amended in substantially the same form as this Amendment (collectively, the “Subscription Agreement Amendments”)) is increased to 14,533,334 Class A Common Shares from 10,900,000 Class A Common Shares.

(c) The aggregate number of Subscribed Shares, and the Aggregate Purchase Price therefor, is hereby amended as set forth on Exhibit A hereto.

2. Waivers.

(a) The Subscriber hereby irrevocably waives (i) the Note Condition, (ii) the MA Waiver Condition as it relates to the Minimum Cash Waiver, the Note Waiver and the Indebtedness Payoff Waiver, and (iii) any other rights that the Subscriber may have (including in respect of any breach of representation or warranty by the Company or Holdings), or any condition to the Subscriber’s obligation to consummate the Closing, under the Subscription Agreement relating to (A) the Minimum Cash Waiver or the failure to satisfy the Minimum Cash Condition, (B) the Note Waiver or the failure to consummate the Note Financing, (C) the Indebtedness Payoff Waiver or the failure to payoff or extinguish the Subject Indebtedness; provided that the foregoing waivers in respect of the Indebtedness Payoff Waiver or the failure to payoff or extinguish the Subject Indebtedness are conditioned upon the receipt of a consent to the Transactions for purposes of the Subject Indebtedness from the applicable holders of the Subject Indebtedness, (D) the NRA Issuances and (E) the Subscription Agreement Amendments.

(b) The Subscriber hereby acknowledges that the parties to the Transaction Agreement anticipate that the Closing Date will occur on March 29, 2022, and the Subscriber hereby agrees to deliver the Aggregate Purchase Price by wire transfer of United States dollars in immediately available funds to the account specified on Exhibit B hereto no later than March 25, 2022, such funds to be held in escrow by a third-party escrow provider until the Closing. The Subscriber agrees that this Amendment shall constitute the Closing Notice and that such Closing Notice shall be deemed to have been timely given.

2

3. Effect of Waiver and Amendment. Except as specifically amended or waived herein, the Subscription Agreement is hereby ratified and confirmed and shall remain in full force and effect. Each reference in the Subscription Agreement to “this Subscription Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Subscription Agreement in the other documents entered into in connection with the Subscription Agreement, shall mean and be a reference to the Subscription Agreement, as amended and waived by this Amendment.

4. Miscellaneous. Section 9 of the Subscription Agreement shall apply to this Amendment mutatis mutandis.

[Remainder of Page Intentionally Left Blank]

3

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment as of the date first written above.

COMPANY:

FIRSTMARK HORIZON ACQUISITION CORP.

By:
Name:	Amish Jani
Title:	President

SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment as of the date first written above.

HOLDINGS:

STARRY GROUP HOLDINGS, INC.

By:
Name:	William Lundregan
Title:	President

SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment as of the date first written above.

SUBSCRIBER:

[ ⚫ ]

By:
Name: Title:

SIGNATURE PAGE TO WAIVER AND AMENDMENT NO. 1 TO SUBSCRIPTION AGREEMENT